Summary Prospectus	December 29, 2015

Share class (Symbol): Premium Shares (—)

WESTERN ASSET

INSTITUTIONAL CASH RESERVES

Before you invest, you may want to review the fund’s Prospectus, which contains more information about the fund and its risks. You can find the fund’s Prospectus and other information about the fund, including the fund’s statement of additional information and shareholder reports, online at http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund). You can also get this information at no cost by calling the fund at 1-877-721-1926 or 1-203-703-6002 or by sending an e-mail request to prospectus@leggmason.com, or from your financial intermediary. The fund’s Prospectus, dated December 29, 2015 and as may be amended or supplemented, the fund’s statement of additional information, dated December 29, 2015 and as may be amended or supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated August 31, 2015, are incorporated by reference into this Summary Prospectus.

Investment objective

The fund’s investment objective is to provide shareholders with liquidity and as high a level of current income as is consistent with preservation of capital.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold Premium Shares of the fund.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Shareholder fees (%)
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

Annual fund operating expenses[1] (%)
(expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.20
Distribution and/or service (12b-1) fees	0.10
Other expenses[2]	0.02
Total annual fund operating expenses	0.32

[1]	The fund is a feeder fund that invests in securities through an underlying mutual fund, Prime Cash Reserves Portfolio. The information in this table and in the Example below reflects the direct fees and expenses of the fund and its allocated share of fees and expenses of Prime Cash Reserves Portfolio. The gross expenses in the financial highlights do not reflect the reduction in the fund’s management fee by the amount paid by the fund for its allocable share of the management fee paid to Prime Cash Reserves Portfolio.
[2]	“Other expenses” for Premium Shares are estimated for the current fiscal year. Actual expenses may differ from estimates.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

●	You invest $10,000 in the fund for the time periods indicated
●	Your investment has a 5% return each year and the fund’s operating expenses remain the same
●	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Premium Shares	33	103	180	405

The fund is a feeder fund that invests in securities through an underlying mutual fund, Prime Cash Reserves Portfolio, which has the same investment objective and strategies as the fund. This structure is sometimes known as a “master/feeder” structure.

Principal investment strategies

The fund is a money market fund that invests in high quality, U.S. dollar-denominated short-term debt securities that, at the time of purchase, are rated by one or more rating agencies in the highest short-term rating category or, if not rated, are determined by the subadviser to be of equivalent quality.

The fund may invest in all types of money market instruments, including bank obligations, commercial paper and asset-backed securities, structured investments, repurchase agreements and other short-term debt securities. These instruments may be issued or guaranteed by all types

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of issuers, including U.S. and foreign banks and other private issuers, the U.S. government or any of its agencies or instrumentalities, U.S. states and municipalities, or foreign governments. These securities may pay interest at fixed, floating or adjustable rates, or may be issued at a discount. The fund may invest without limit in bank obligations, such as certificates of deposit, fixed time deposits and bankers’ acceptances. The fund generally limits its investments in foreign securities to U.S. dollar denominated obligations of issuers, including banks and foreign governments, located in the major industrialized countries, although with respect to bank obligations, the branches of the banks issuing the obligations may be located in The Bahamas or the Cayman Islands.

As a money market fund, the fund tries to maintain a share price of $1.00. Under Rule 2a-7 of the Investment Company Act of 1940, as amended, the fund must follow strict rules as to the credit quality, liquidity, diversification and maturity of its investments. Where required by these rules, the fund’s subadviser or Board of Trustees (the “Board”) will decide whether a security should be held or sold in the event of credit downgrades or certain other events occurring after purchase.

Under new federal regulations effective on October 14, 2016, the fund will no longer be allowed to use the special pricing and valuation conventions that currently facilitate a constant share price of $1.00. Instead, on or before that date, the fund will be required to sell and redeem its shares at prices based on the current market value of the securities it holds, a so-called floating net asset value or floating NAV. Therefore, the share price of the fund will fluctuate along with changes in the market-based value of fund assets. In addition, on or before that date, the fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors.

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. If a money market fund fails to maintain a stable NAV or if money market funds are perceived to be likely to do so, there could be significant redemptions from money market funds, driving market prices of securities down and making it more difficult for the fund to maintain a $1.00 per share net asset value.

You should also be aware that the fund’s manager and its affiliates are under no obligation to provide financial support to the fund or take other measures to ensure that you do not lose money on your investment in the fund. You should not invest in the fund with the expectation that any such action will be taken.

There is no assurance that the fund will meet its investment objective.

The fund could underperform other short-term debt instruments or money market funds, or you could lose money, as a result of risks such as:

Market and interest rate risk. General market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment could cause the value of your investment in the fund, or its

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yield, to decline. The value of your investment may also go down when interest rates rise. Interest rates have been historically low, so the fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.

Market events risk. In the past several years financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve recently has reduced its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund’s investments may be negatively affected.

Credit risk. An issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund may default or its credit may be downgraded, or the value of assets underlying a security may decline.

Yield risk. The amount of income received by the fund will go up or down depending on variations in short-term interest rates, and when interest rates are very low the fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the fund’s yield may not increase proportionately. For example, the fund’s manager may discontinue any temporary voluntary fee limitation or recoup amounts previously waived and/or reimbursed. In addition, the implementation of the new requirements recently adopted for money market funds may have a negative effect on the fund’s yield.

Structured securities risk. The payment and credit qualities of structured securities derive from their underlying assets, and they may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund.

Risks associated with concentration in the banking industry. The fund may invest a significant portion of its assets in obligations that are issued or backed by U.S. and non-U.S. banks and thus will be more susceptible to negative events affecting banks and the financial services sector worldwide.

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Foreign investments risk. The fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities.

Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates is incorrect, or if there are imperfections, errors or limitations in the tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.

Liquidity risk. The fund may make investments that are illiquid or that become illiquid after purchase. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible to sell, particularly during times of market turmoil. These illiquid investments may also be difficult to value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.

Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued the security or had used a different valuation methodology. The fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Regulatory risk. Under new federal regulations effective on October 14, 2016, the fund will no longer be allowed to use the special pricing and valuation conventions that currently facilitate a constant share price of $1.00. Instead, on or before that date, the fund will be required to sell and redeem its shares at prices based on the current market value of the securities it holds, a so-called floating net asset value or floating NAV. Therefore, the share price of the fund will fluctuate along with changes in the market-based value of fund assets. In addition, on or before that date, the fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. These upcoming changes to the fund’s operations may affect the fund’s performance, yield and expenses.

Redemption risk. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value and that could affect the fund’s ability to maintain a $1.00 share price. In addition, the fund may suspend redemptions when permitted by applicable regulations.

Cybersecurity risk. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data (including private shareholder information), or proprietary information, or

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cause the fund, the manager, the subadviser and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

These risks are discussed in more detail in the fund’s Prospectus or in the statement of additional information (“SAI”).

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class L shares, a class of the fund that is invested in the same portfolio of securities as Premium Shares. The table shows the average annual total returns of Class L shares. No performance information is presented for Premium Shares because there were no Premium Shares outstanding during the periods shown. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund), or by calling the fund at 1-877-721-1926 or 1-203-703-6002.

The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

Best quarter (12/31/2006): 1.31    Worst quarter (09/30/2014): 0.00

The year-to-date return as of the most recent calendar quarter, which ended 09/30/2015, was 0.05

Average annual total returns (%)
(for periods ended December 31, 2014)
	1 year	5 years	10 years
Class L	0.01	0.10	1.71

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: Western Asset Management Company

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Purchase and sale of fund shares

In general, you may purchase or redeem shares of the fund during fund business hours on any day on which both the New York Stock Exchange and the Federal Reserve Bank of New York are open for business, subject to certain exceptions.

The fund’s initial and subsequent investment minimums for Premium Shares generally are set forth in the accompanying table:

Investment minimum initial/additional investments ($)
Financial institutions purchasing through the fund who are record owners on behalf of fiduciary, agency or custody accounts	100,000/50

Your financial intermediary may impose different investment minimums.

The fund normally calculates its net asset value as of each hour from 9:00 a.m. (Eastern time) until its close of business (normally 5:00 p.m. (Eastern time)) on each fund business day. The fund may close early under certain circumstances. For more information, please contact your financial intermediary, or contact the fund by phone (1-877-721-1926 or 1-203-703-6002).

Tax information

The fund’s distributions are generally taxable as ordinary income or capital gains.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay broker/dealers or other financial intermediaries (such as a bank or an insurance company) for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your financial intermediary’s or salesperson’s website for more information.

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